SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 26, 2005

NORTHWEST BIOTHERAPEUTICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER	0-33393	94-3306718
JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
22322 20th Avenue SE, Suite 150, Bothell, WA 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11

ITEM 1.01 Entry Into a Material Definitive Agreement.
     Northwest Biotherapeutics, Inc. (the “Company”) announced today that, on July 26, 2005, it received a $500,000 loan from Toucan Capital Fund II, L.P. (“Toucan”). The loan accrues interest at 10% per year, matures on July 26, 2006, and the principal and interest is convertible into capital stock of the Company, generally at Toucan’s option, prior to repayment.
     The principal and interest on the loan is currently convertible at $0.04 per share (subject to adjustment). In connection with this new loan, the Company has issued a warrant to Toucan, which is exercisable for up to 5.0 million shares of the Company’s capital stock. The exercise price of the warrant is $0.04 per share subject to certain adjustments. The Company believes that the additional $500,000 received from Toucan on July 26, 2005 will be sufficient to cover short-term payables to approximately August 15, 2005.
     To date, the Company has issued twelve promissory notes to Toucan pursuant to which Toucan has loaned the Company an aggregate of $6.25 million. In connection with the issuance of promissory notes to Toucan, the Company has issued and Toucan has received warrants that are currently exercisable for an aggregate of up to 117.5 million shares of the Company’s capital stock.
     In connection with the recent loan from Toucan, the Company and Toucan amended the Amended and Restated Recapitalization Agreement (the “Recapitalization Agreement”), dated as of July 30, 2004, amended on October 22, 2004, November 10, 2004, December 27, 2004, January 26, 2005, April 12, 2005, May 13, 2005, June 16, 2005 and July 26, 2005 between the parties (“Amendment No. 8”). Amendment No. 8 (i) updated certain representations and warranties of the parties made in the Recapitalization Agreement, (ii) made certain technical changes in the Recapitalization Agreement in order to facilitate the July 26, 2005 bridge loan described herein, and (iii) extended the expiration date of the equity financing period (as described below) from January 26, 2006 to December 31, 2006 (or such later date as mutually agreed by the Company and Toucan).
     Also in connection with the recent loan from Toucan, the Company and Toucan agreed to amend the Amended and Restated Binding Term Sheet dated April 26, 2004, and amended and restated on October 22, 2004 as further amended on December 27, 2004, January 26, 2005, April 12, 2005, May 13, 2005, June 16, 2005, and July 26, 2005 between the parties (the “Term Sheet”). The amendment to the Term Sheet reduced warrant coverage in the potential private placement by $500,000 and made conforming changes to extend the equity financing period through December 31, 2006 (or such later date as is mutually agreed by the parties hereto).
     The Recapitalization Agreement calls for a two-stage recapitalization of the Company consisting of a bridge period and an equity financing period. The equity financing period commenced on January 26, 2005 when Toucan purchased 32,500,000 shares of the Company’s Series A Cumulative Convertible Preferred Stock at a purchase price of $0.04 per share (for aggregate purchase price of $1,300,000). The equity financing period will end on December 31, 2006 (or such later date as is mutually agreed by the parties hereto). During the equity financing period, the Company intends to sell up to $40 million of convertible preferred stock in accordance with the terms of the Recapitalization Agreement. Any additional financing is contingent upon the Company complying with covenants in the Recapitalization Agreement, as amended, and locating additional investors who are willing to invest in the Company on the terms proposed.
     In addition, on July 26, 2005 the Company and Toucan agreed to amend the six Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Notes, representing an aggregate principal of $3.6 million, and originally issued on February 2, March 1, April 26, June 11, July 30, and October 22, 2004, to change the respective maturity dates of each such note to November 1, 2005. Further, the Company and members of management who hold notes, representing an aggregate principal of $235,000 due from the Company, as set forth in the following table, originally dated November 12, 2003, and amended on April 26, 2004, April 12, 2005, and June 16, 2005, agreed on July 26, 2005 to a Fourth Amendment To Convertible Secured Promissory Note changing the maturity dates of each such note to November 15, 2005.

Name	Title	Principal
Alton L. Boynton, Ph.D.	President, Chief Scientific Officer, Chief Operating Officer and Secretary	$183,000

Marnix Bosch, Ph.D.	Vice President of Vaccine Research and Development	41,000

Larry L. Richards	Controller (Principal Financial and Accounting Officer)	11,000

	Total	$235,000
     The foregoing description of Amendment No. 8, the note, the warrant, the amendment to the Term Sheet, the management note amendments, and the amendments to the Convertible Secured Promissory Notes all of which are filed as exhibits to the Form 8-K, are qualified in their entirety by reference to the full text of the agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
The information contained under Item 1.01 of this report is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

10.1	Amendment No. 8 to the Amended and Restated Recapitalization Agreement between Northwest Biotherapeutics, Inc. and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.2	Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principal amount of $500,000 between Northwest Biotherapeutics, Inc. and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.3	Warrant to purchase securities of the Company dated July 26, 2005 issued to Toucan Capital Fund II, L.P.

10.4	Sixth Amendment to Amended and Restated Binding Term Sheet, dated July 26, 2005.

10.5	Second Amendment To Amended And Restated Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principle amount of $50,000 between the Company and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.6	Second Amendment To Amended And Restated Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principle amount of $50,000 between the Company and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.7	Second Amendment To Amended And Restated Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principle amount of $500,000 between the Company and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.8	First Amendment To Amended And Restated Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principle amount of $500,000 between the Company and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.9	First Amendment To Amended And Restated Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principle amount of $2,000,000 between the Company and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.10	First Amendment To Amended And Restated Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the principle amount of $500,000 between the Company and Toucan Capital Fund II, L.P., dated July 26, 2005.

10.11	Form of Fourth Amendment To Convertible Secured Promissory Note between the Company and Holders of the November 12, 2003 Convertible Secured Promissory Note, dated July 26, 2005.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

By	/s/ Alton Boynton

Alton L. Boynton President
August 1, 2005

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